Exhibit 99.1

Southeastern Banking Corporation

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Southeastern Banking Corporation on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (“the Report”), I, Cornelius P. Holland, III, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CORNELIUS P. HOLLAND, III Cornelius P. Holland, III, President & CEO May 15, 2003